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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



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               Date of Report (Date of earliest event reported):
                                August 9, 1996



                                 ALRENCO, INC.
            (Exact name of registrant as specified in its charter)



          Indiana                  0-27490               35-1480655
(State or other jurisdiction   (Commission File         (IRS Employer
     of incorporation)             Number)           Identification No.)



1736 E. Main Street, New Albany, Indiana                        47150
(Address of principal executive offices)                      (Zip Code)

                                (812) 949-3370
             (Registrant's telephone number, including area code)



                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 2.   Acquisition or Disposition of Assets.
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     On August 9, 1996 (the "Closing Date"), pursuant to separate
Stock Purchase Agreements of the same date (the "Agreements"), Alrenco, Inc. ("Alrenco"), in a transaction that was effective on August 1, 1996 (the "Effective Date"), acquired all of the outstanding shares of common stock of Network Rental, Inc., a Georgia corporation ("Network Rental"), from Perry J. McNeal and the Vyrdilee Brooks McNeal Scholarship Fund Charitable Remainder Trust for $5.7 million, subject to post-closing adjustments for certain assumed liabilities and transferred assets (the "Purchase Price"). The Purchase Price was determined based upon a multiple of revenue of Network Rental. The Purchase Price was paid in cash on the Closing Date, which Alrenco funded through a borrowing under its existing credit facility with Star Bank, N.A.

     Network Rental operates 14 rental-purchase stores in the Atlanta, Georgia area. These stores generally offer durable consumer goods such as televisions, video cassette recorders, stereos, refrigerators, appliances, furniture and accessories, to individuals under flexible rental-purchase arrangements.

     Pursuant to the Agreements, Perry J. McNeal entered into a Noncompetition Agreement with Alrenco. The Noncompetiton Agreement, among other things, prohibits Perry J. McNeal from competing with Alrenco or an affiliated company until August 9, 2001.

     No material relationships existed between Network Rental, Perry J. McNeal, the Vyrdilee Brooks McNeal Scholarship Fund Charitable Remainder Trust or any other affiliate of Network Rental and Alrenco or any director or officer of Alrenco.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)  Financial Statements.
     --------------------

     None of the financial statements of Network Rental required by this Item are currently available. All of such financial statements will be filed as an amendment to this report within 60 days after the required filing date of this report.

(b)  Pro Forma Financial Information.
     -------------------------------

     The pro forma financial information relating to the transaction described in Item 2 above will be filed as an amendment to this report within 60 days after the required filing date for this report.

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
(c)  Exhibits.
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     The following exhibits are filed as a part of this report:

Exhibit
Number              Description of Exhibit
- ------              ----------------------

   2.1*        --   Stock Purchase Agreement, dated August 9,
                    1996, by and between Perry J. McNeal and Alrenco, Inc.

   2.2*        --   Stock Purchase Agreement, dated August 9,
                    1996, by and between Vyrdilee Brooks McNeal
                    Scholarship Fund Charitable Remainder Trust,
                    Network Rental, Inc. and Alrenco, Inc.

   2.3*        --   Noncompetition Agreement, dated August 9,
                    1996, by and between Perry J. McNeal and Alrenco, Inc.

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*  To be filed by amendment.






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
                           Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 26, 1996



                              ALRENCO, INC.



                              By: /s/ Theodore H. Wilson
                                 --------------------------------
                                 Theodore H. Wilson
                                 Executive Vice President and
                                   Chief Financial Officer











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